                                    EXHIBIT   5
                                          -----

[LOGO]  LUTHERAN BROTHERHOOD
        A Fraternal Benefit Society                          APPLICATION FOR
        Minneapolis, MN  55415                              VARIABLE ANNUITY



/ 1 /  PROPOSED ANNUITANT        PLEASE PRINT IN BLACK INK
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  First           Middle            Last                   Soc Sec #


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  Street Address-Residence of Proposed Annuitant


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  City                                         State       Zip


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 Sex   Birthdate     Age  Birth State  Marital Status  Phone# Day (  )

     Mo   Day   Yr                                            Eve.(  )

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                                (Available only on a Non-Qualified annuity.)
                                (The Proposed Joint Annuitant must be the
/ 2 /  PROPOSED JOINT ANNUITANT  spouse of the Proposed Annuitant.)
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  First           Middle             Last                    Soc Sec #


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 Sex   Birthdate     Age  Birth State  Marital Status  Phone# Day (  )

     Mo   Day   Yr                                            Eve.(  )

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If address for Proposed Joint Annuitant is different from number 1, give address in number 10.



                    (If selecting Membership Class 5, a Limited Membership
/ 3 /  MEMBERSHIP    Application must be completed.)
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Give membership class for each proposed annuitant and, if available, the number of his or her active contract or account.
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  First Name / Membership Class Number / LB/LBVIP Contract# or LBSC ACCOUNT#
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MEMBERSHIP CLASS (Write number above):

1.  Current Benefit Contract Member of Lutheran Brotherhood.  (LB)

2.  Current Associate Member of Lutheran Brotherhood.  (LBVIP/LBSC)

3.  Baptized in the Christian faith and professes to be Lutheran.

4.  Current Family Limited Member of LB.

5. Current Situational Limited Member of LB or applying for Limited membership. (Complete Limited Membership Application)



                          (NOT AVAILABLE ON A JOINT ANNUITY.)
                          (Only a Trust or Plan may be designated as a
                           Third Party Owner and the Third Party Owner will
                           be the Beneficiary.  For Pension and Profit
/ 4 /  THIRD PARTY OWNER   Sharing Plans, the Plan must own the contract.)
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  For an individual annuity, the Proposed Annuitant will be the Owner unless a Third Party Owner is named below.
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Full name of Trust or Plan to be Third Party Owner/ Tax ID# of Trust or Plan


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Name of Trust (Complete for Trust or Plan     /     State and Date of Trust


                                   , TRUSTEE            Mo    Day    Yr
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   Street Address of Trustee              City            State     Zip
  (Complete for Trust or Plan)


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                    (If a Trust is Beneficiary and is not the Third Party
                     Owner, a Beneficiary Change Trust Designation form must
/ 5 /  BENEFICIARY   be completed.)
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 AUTOMATIC PRIMARY     * Any Third Party Owner will be the sole Primary
   BENEFICIARY           Beneficiary

                       * For a joint annuity, each proposed annuitant will
                         be the other's sole Primary Beneficiary.


 OTHER THAN AUTOMATIC  * For an individual annuity, complete boxes a. and b.
   BENEFICIARY           below for Proposed Annuitant.

                       * For a joint annuity, the First Contingent
                         Beneficiary boxes b. and c. below may be completed.


a.  PRIMARY BENEFICIARY OF PROPOSED ANNUITANT:
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    Name   /   Relationship to Proposed Annuitant   /   Address & Soc Sec #
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b.  FIRST CONTINGENT BENEFICIARY OF PROPOSED ANNUITANT:
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    Name   /   Relationship to Proposed Annuitant   /   Address & Soc Sec #
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c.  FIRST CONTINGENT BENEFICIARY OF PROPOSED JOINT ANNUITANT:
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    Name  /  Relationship to Proposed Joint Annuitant  / Address & Soc Sec #
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Unless specified otherwise, each Beneficiary receiving payments will have an equal share in any Death Proceeds payable or any Annuity Income remaining payable.

* Add            Day Survival Provision:
     ----------
                 / /  Primary or      / /  Entire Beneficiary



/ 6 /  REPLACEMENT
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       Will the annuity contract applied for replace any existing annuity or life insurance on the proposed annuitant(s)? (This includes a lapse or surrender, taking a loan or partial surrender, or cancelling a benefit.)
                         / /  Yes       / /  No

       If Yes, give details in number 10 and complete a replacement disclosure form, if required by the state.



/ 7 /  VARIABLE ANNUITY
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       a.  PRODUCT

           / /  Individual Deferred

           / /  Joint Deferred

           / /
                --------------------------

           GUARANTEED PERIOD
                             --------------
           (Will be 10 yrs C&L if blank)

           MATURITY AGE/DATE
                             --------------
           (Will be the maximum if blank.
            If individual use Maturity Age.
            If joint use Maturity Date.)


       b.  PLAN TYPE  (MUST CHECK ONE BELOW):

           / /  Non-Qualified

           / /  IRA

           / /  Spousal IRA

           / /  SEP IRA  (Include adoption agreement or appropriate IRS
                          Form.)

           / /  TSA 403(b)  (Include contribution calc., Agreement for
                             Salary Reduction and TSA disclosure.)

           / /  Pension Plan  (Including money purchase, target benefit, defined benefit and HR-10s)

           / /  Profit Sharing Plan  (Including profit sharing, 401(k) and
                                      HR-10s)


               (Check appropriate boxes below, complete Third Party Owner section and include adoption agreement from Plan prototype.)

                 / /  Sole Proprietor        / /  New Plan

                 / /  Corporation            / /  Add Contract to Existing
                                                   Plan #
                                                          ------------------
                                                      (Give other existing
                                                       cont./acct. # on Plan
                                                       for reference)

           / /  -------------------------



                            (PREMIUM ALLOCATIONS MUST TOTAL 100% AND BE
/ 8 /  PREMIUM ALLOCATION    IN WHOLE NUMBERS.)
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       GROWTH     %   High Yield     %   Income     %   Money Market     %
             -----              -----          -----                -----

       FIXED      %
             -----
                                      %

       --------------------      -----
       (Other)



                          (If someone other than the Owner(s) is to be
/ 9 /  PREMIUM PAYMENTS    billed, give billing instructions in number 10.)
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       Payment with Application $                / HO USE /  DT  / BATCH /
                                 -------------
                                                  --------- ------ -------

       Bill for Premiums of $
                             ------------------

          / /  A        / /  SA        / /  Q        / /  M

          / /  New PAC (Complete PAC app.)           / /  Suspend Billing

          / /  Existing PAC #                    Draw Date
                             --------------               ------------

       Additional Funds of $          coming from
                            ----------           --------------------------
                                                      (name of source)

          / /  Rollover   / /  Direct Rollover   / /  Transfer
              (Complete Rollover/Transfer request form, as appropriate.)

          / /  1035 TFE

           IRA Contribution Year
                                ------------------



/ 10 /  DETAILS AND ENDORSEMENTS
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        SPECIAL REQUESTS/DETAILS




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        HOME OFFICE ENDORSEMENTS (Home Office use only.  Acceptance of the contract shall ratify changes entered here by the Society.)




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SIGNATURE FOR APPLICATION
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I have read the statements and answers recorded on this application.  They are given to obtain this annuity and are, to the best of my knowledge and belief, true and complete and correctly recorded. I agree that they will become part of this application and any contract issued. The statements and answers recorded in number 3 above shall be the basis of my membership in Lutheran Brotherhood. No Registered Representative has the authority to waive any question contained in the application or to modify the application in any way.

I ALSO UNDERSTAND THAT, UNDER THE ANNUITY CONTRACT APPLIED FOR, THE ACCUMULATED VALUE AND DEATH PROCEEDS MAY INCREASE OR DECREASE DAILY BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT; AND THAT THE ANNUITY PAYMENTS, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO MINIMUM DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.



-----------------------------------    -------------------------------------
Dated At (City and State)      Date    Proposed Annuitant Signature



-----------------------------------    -------------------------------------
Registered Representative       RR#    Proposed Joint Annuitant
Signature                              Signature (if applicable)


                                                                   , TRUSTEE
                                        ------------------------------------
                                        Trustee Signature (as named in Third
                                        Party Owner section, if applicable)



REGISTERED REPRESENTATIVE REPORT      (Complete for all applications)
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PLEASE ALSO COMPLETE VARIABLE PRODUCT SUITABILITY SUPPLEMENT ON REVERSE SIDE

1. Do any of the proposed annuitant(s) and/or owner(s) have a relationship with LB/LBVIP/LBSC?

    (This includes being the insured, annuitant, owner or payor on another contract or account, or having a fraternal relationship with us.)

    / /  Yes      / /  No    If Yes, give details in number 8 below.


2. Is the BOND magazine received by anyone in the household of the proposed annuitant(s)?
                         /0/  Yes       /1/  No


3.  How long have you known the proposed annuitant(s)?        yrs        mos
                                                        ------     ------
    How well?
              --------------------------------------------------------------


4.  Former address (if not at present address at least 2 yrs):
                                                               -------------

    ------------------------------------------------------------------------


5.  Maiden and/or any previous names:
                                      --------------------------------------


6.  Split Commissions (if applicable):
    Print name, RR number and percent
    commission:                               Signatures of all RRs:

    RR of Record             No.          %
                                ----- ----    ------------------------------

    RR                       No.          %
       ---------------------    ----- ----    ------------------------------

    RR                       No.          %
       ---------------------    ----- ----    ------------------------------


7.  Source of Business (CIRCLE AT LEAST ONE BOX FOR ALL CASES):

    /A/  Annual Review     /D/  Fin. Dim.     /J/  Pension     /N/  TSA/IRA

    /Y/  Estate/Charitable Planning      /U/  Direct Mail

    /P/  RR Personal Bus.      /Q/  Fact Finding      /R/  Referral

    /T/  Seminar      /9/  Other      / /  BNA      / /  ENA      / /  FNA


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8.  DETAILS AND INSTRUCTIONS




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I certify that I personally solicited and secured this application; that I have read each question on it to all persons applying for this annuity and have truly and accurately recorded the answers exactly as given. I state, to the best of my knowledge, this application IS/IS NOT (CIRCLE ONE) for the purchase of an annuity that will replace any existing insurance or annuity contract.



            ------------------  --------------------------------------------
            Date                Registered Representative Signature      RR#



                                      (Owner(s) may complete this section to
TELEPHONE TRANSACTION AUTHORIZATION    authorize telephone transaction.)
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I authorize Lutheran Brotherhood ("LB") to accept and act upon telephone instructions from me or any other authorized person to transfer Accumulated Value under the contract for which application is being made among the subaccounts of the Variable Account and/or the Fixed Account of the contract or to change the allocation percentages of future premiums to the subaccounts of the Variable Account and/or the Fixed Account. I understand that such transfers shall be made on the basis of the relative Unit Values next determined following LB's receipt of such instructions in proper order. I understand that LB reserves the right to refuse at any time any telephone instructions if the caller cannot properly identify himself/herself or his/her account. I fully understand and agree that LB, the Variable Account, and any affiliate or agent will not in any manner be liable for any loss, expense or cost arising out of any telephone instruction effected. Additionally, I specifically waive all rights to dispute such instruction, and I agree to indemnify and hold harmless any entity mentioned or implied in this paragraph against any such liability.

I further understand this telephone transaction privilege may be modified, suspended or discontinued at any time without prior notice to me and that this telephone transaction authorization remains in effect until written cancellation signed by me is received by LB. I also understand that this privilege is subject to the conditions and provisions of the contract, the current prospectus of the Variable Account, and such other rules and administrative regulations as LB shall enact.

I understand that as a condition of allowing telephone instructions to be made, LB, in its sole option and without prior disclosure to me, any person or my agent, may record all or part of any telephone conversation containing such instructions. This form constitutes Written Notice for the transfer of Accumulated Value or for the change of allocation percentages. All terms are binding upon my agents, heirs and assigns.

                                         CONTRACT OWNER(S) ONLY SIGN BELOW



                   -----------------     ---------------------------------
                                Date     Proposed Annuitant Signature



------------------------------------     -----------------------------------
Irrevocable Beneficiary Signature        Proposed Joint Annuitant Signature
(if applicable)


                                                                   , TRUSTEE
                                         -----------------------------------
                                         Trustee Signature (as named in
                                         Third Party Owner section of the
                                         application, if applicable)



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